                                                                    Exhibit 24.1

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                        /s/ Jean-Marc Bruel
                                                        ------------------------
                                                            Jean-Marc Bruel

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                        /s/ Michel de Rosen
                                                        ------------------------
                                                            Michel de Rosen

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                        /s/ Claude Helene
                                                        ------------------------
                                                            Claude Helene

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                        /s/ Manfred Karobath
                                                        ------------------------
                                                            Manfred Karobath

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                        /s/ Peter J. Neff
                                                        ------------------------
                                                            Peter J. Neff

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                         /s/ Edward J. Stemmler
                                                        ------------------------
                                                             Edward J. Stemmler

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rhone-Poulenc Rorer Inc. whose signature appears below constitutes and appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 to be prepared in connection with a public offering of Common Shares of Rhone-Poulenc Rorer Inc. owned by Davenport Plasma Center Inc., and any exhibits thereto, and where appropriate to affix the corporate seal of said corporation thereto and attest said seal, and to sign any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January 1995.




                                                    /s/ Jean-Pierre Tirouflet
                                                    ----------------------------
                                                        Jean-Pierre Tirouflet